UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):               July 26, 2006
TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
SIGNATURE

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
As of July 28, 2006, through subsidiaries, TRW Automotive Holdings Corp. (the “Company”) amended the employment agreement of the Company’s President and Chief Executive Officer, John Plant and the Executive Supplemental Retirement Plan for Mr. Plant (the “SERP”). The amendments change the definition of the bonus component of earnings to be used in determining benefits under the SERP from (a) the average of Mr. Plant’s last three annual bonuses (but not less than $650,000) to (b) the average of the four highest of his last eight annual bonuses (but not less than $650,000).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: July 28, 2006	By:	/s/ David L. Bialosky
David L. Bialosky
Executive Vice President and General Counsel